Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Lisy, Chief Executive Officer and President of International Money Express, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that, to my knowledge:
1.the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2026

	By:	/s/ Robert Lisy
	Name	Robert Lisy
	Title:	Chief Executive Officer and President
(Principal Executive Officer)